Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc. 1015 Third Avenue, Suite 1200 Seattle, Washington 98104

CONTACTS:	R. Jordan Gates	Bradley S. Powell
	President and Chief Operating Officer	Chief Financial Officer
	(206) 674-3427	(206) 674-3412

FOR IMMEDIATE RELEASE

EXPEDITORS REPORTS THIRD QUARTER 2009 EPS of $.27 PER SHARE 1

SEATTLE, WASHINGTON – November 3, 2009, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced quarterly net earnings attributable to shareholders of $57,752,000 for the third quarter of 2009, as compared with $85,565,000 for the same quarter of 2008, a decrease of 33%. Net revenues for the third quarter of 2009 decreased 19% to $346,512,000, as compared with $429,127,000 reported for the third quarter of 2008. Total revenues and operating income were $1,037,327,000 and $96,246,000 in 2009, as compared with $1,564,913,000 and $135,396,000 for the same quarter of 2008, decreases of 34% and 29%, respectively. Diluted net earnings attributable to shareholders per share for the third quarter of 2009 were $.27, as compared with $.39 for the same quarter in 2008, a decrease of 31%. The Company also reported that same store net revenues and operating income decreased 19% and 29%, respectively, for the third quarter of 2009 when compared with 2008.

For the nine months ended September 30, 2009, net earnings attributable to shareholders was $171,082,000 as compared with $223,286,000 in 2008, a decrease of 23%. Net revenues for the nine months decreased to $1,013,074,000 from $1,200,780,000 for 2008, down 16%. Total revenues and operating income for the nine months were $2,845,372,000 and $274,647,000 in 2009, as compared with $4,326,489,000 and $353,931,000 for the same period in 2008, decreases of 34% and 22%, respectively. Diluted net earnings attributable to shareholders per share for the first three quarters of 2009 were $.79, as compared with $1.02 for the same period of 2008, a decrease of 23%. Same store net revenues and operating income decreased 16% and 22%, respectively, for the nine months ended September 30, 2009, when compared with the same period of 2008.

“There certainly were significant challenges during the latter part of this quarter as both air and ocean carriers imposed capacity reductions in order to implement very aggressive price increases. While we wouldn’t call it ‘The Perfect Freight Storm,’ the rapidity of these carrier moves created a pricing environment that resulted in our experiencing single digit airfreight yields out of Asia during the first several weeks of September. Ocean yields were also significantly impacted. Market conditions required that we absorb these increases for several weeks as we worked with customers to raise rates in a commercially acceptable manner,” said Peter J. Rose, Chairman and Chief Executive Officer. “On a more positive note, however, year-over-year declines in freight volumes for the month of September (as compared to September 2008), were at the lowest levels we’ve experienced all year. Airfreight tonnage was down 6% while ocean freight container counts were down 17%. Lower yields aside, it was somewhat reassuring to experience freight volumes that, while albeit still negative, seemed to be moving in the right direction,” Rose went on to say.

“While we’ll be the first to acknowledge 2009 has been a tough year, we remain very positive on how we’re positioned for the future, particularly as the global economy gradually strengthens. A strong balance sheet with nearly $1 billion in cash is very stabilizing. With 252 locations throughout the world we’re able to grow market share everywhere we have a network presence. Having not resorted to layoffs, while challenging in the short-term, has allowed our people to maintain that Expeditors’ esprit de corps that we rely on to service our customers and to grow our business over the long-term,” Rose commented. “Sticking to our core values and ‘walking the walk’ when times are tough provides a tremendously stable springboard from which to expand our customer base, provide technological solutions to our customers and provide opportunities to our people as the business climate improves,” Rose concluded.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 183 full-service offices, 65 satellite locations and 4 international service centers located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

[1]	Diluted earnings attributable to shareholders per share.

NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.

Third Quarter 2009 Earnings Release

November 3, 2009

Expeditors International of Washington, Inc.

Financial Highlights

Three months and Nine months ended

September 30, 2009 and 2008

(Unaudited)

(in 000’s except share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Decrease	2009	2008	% Decrease
Revenues	$1,037,327	$1,564,913	34%	$2,845,372	$4,326,489	34%
Net revenues	$346,512	$429,127	19%	$1,013,074	$1,200,780	16%
Operating income	$96,246	$135,396	29%	$274,647	$353,931	22%
Net earnings attributable to shareholders	$57,752	$85,565	33%	$171,082	$223,286	23%
Diluted earnings attributable to shareholders per share	$.27	$.39	31%	$.79	$1.02	23%
Basic earnings attributable to shareholders per share	$.27	$.40	33%	$.81	$1.05	23%
Weighted average diluted shares outstanding	216,684,079	218,729,790		216,582,370	219,903,341
Weighted average basic shares outstanding	212,241,480	212,747,871		212,153,404	213,027,420

During the third quarter of 2009, the Company did not open any new offices and closed one satellite office in Port Elizabeth, South Africa.

Investors may submit written questions via e-mail to: investor@expeditors.com

Or by fax to: (206) 674-3459

Questions received by the end of business on November 6, 2009 will be considered in management’s 8-K “Responses to Selected Questions” expected to be filed on or about November 20, 2009.

Disclaimer on Forward-Looking Statements:

Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future economic trends, improving business climate, positive trends in freight volumes and ability to grow market share. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual and Quarterly Reports filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	September 30, 2009	December 31, 2008
Assets
Current assets:
Cash and cash equivalents	$947,269	$741,028
Short-term investments	629	658
Accounts receivable, net	684,248	788,176
Deferred Federal and state income taxes	7,806	7,986
Other current assets	36,568	35,511

Total current assets	1,676,520	1,573,359

Property and equipment, net	496,203	493,129
Goodwill, net	7,927	7,927
Other intangibles, net	5,380	6,503
Other assets	30,857	19,921

	$2,216,887	$2,100,839

Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable	486,663	491,823
Accrued expenses, primarily salaries and related costs	150,880	150,487
Federal, state and foreign income taxes	17,593	28,039

Total current liabilities	655,136	670,349

Deferred Federal and state income taxes	41,796	46,574

Shareholders’ equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 211,984,747 shares at September 30, 2009 and 211,973,377 shares at December 31, 2008	2,120	2,120
Additional paid-in capital	6,751	7,150
Retained earnings	1,503,162	1,372,356
Accumulated other comprehensive income (loss)	13	(15,208)

Total shareholders’ equity	1,512,046	1,366,418

Noncontrolling interest	7,909	17,498

Total equity	1,519,955	1,383,916

	$2,216,887	$2,100,839

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except share data)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
Revenues:
Airfreight services	$457,405	$703,152	$1,203,220	$1,961,797
Ocean freight and ocean services	331,454	567,155	949,380	1,530,420
Customs brokerage and other services	248,468	294,606	692,772	834,272

Total revenues	1,037,327	1,564,913	2,845,372	4,326,489

Operating expenses:
Airfreight consolidation	340,746	553,672	848,131	1,532,454
Ocean freight consolidation	247,733	454,622	704,850	1,234,829
Customs brokerage and other services	102,336	127,492	279,317	358,426
Salaries and related costs	194,743	224,809	571,517	646,159
Rent and occupancy costs	18,183	19,729	54,861	58,538
Depreciation and amortization	9,923	10,222	30,125	30,050
Selling and promotion	6,541	8,881	18,310	28,129
Other	20,876	30,090	63,614	83,973

Total operating expenses	941,081	1,429,517	2,570,725	3,972,558

Operating income	96,246	135,396	274,647	353,931

Interest income	2,214	5,005	8,253	14,884
Interest expense	(325)	(23)	(404)	(169)
Other, net	1,192	2,225	7,826	3,337

Other income, net	3,081	7,207	15,675	18,052

Earnings before income taxes	99,327	142,603	290,322	371,983

Income tax expense	41,763	56,457	119,575	147,710

Net earnings	57,564	86,146	170,747	224,273

Net earnings attributable to noncontrolling interest	188	(581)	335	(987)

Net earnings attributable to shareholders	$57,752	$85,565	$171,082	$223,286

Diluted earnings attributable to shareholders per share	$0.27	$0.39	$0.79	$1.02

Basic earnings attributable to shareholders per share	$0.27	$0.40	$0.81	$1.05

Dividends declared and paid per common share	$—	$—	$0.19	$0.16

Weighted average diluted shares outstanding	216,684,079	218,729,790	216,582,370	219,903,341

Weighted average basic shares outstanding	212,241,480	212,747,871	212,153,404	213,027,420

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
Operating Activities:
Net earnings	$57,564	$86,146	$170,747	$224,273
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	(778)	1,503	791	930
Deferred income tax (benefit) expense	(6,701)	1,117	(12,945)	17,590
Excess tax benefits from stock plans	(246)	(485)	(5,381)	(9,880)
Stock compensation expense	10,794	11,513	29,065	34,116
Depreciation and amortization	9,923	10,222	30,125	30,050
Loss (gain) on sale of assets	8	(46)	(2)	(651)
Other	365	396	1,092	1,328
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(94,025)	(51,422)	120,318	(83,446)
Increase in other current assets	(803)	(2,544)	(2,126)	(1,867)
Increase (decrease) in accounts payable and accrued expenses	71,711	13,796	(28,788)	95,898
(Decrease) increase in income taxes payable, net	(5,350)	21,482	(3,066)	(1,955)

Net cash provided by operating activities	42,462	91,678	299,830	306,386

Investing Activities:
Decrease (increase) in short-term investments	17	(6)	48	210
Purchase of property and equipment	(9,514)	(24,631)	(25,336)	(49,157)
Proceeds from sale of property and equipment	48	106	125	287
Prepayment on long-term land lease	(1,898)	—	(9,242)	—
Other	438	635	(1,153)	690

Net cash used in investing activities	(10,909)	(23,896)	(35,558)	(47,970)

Financing Activities:
Proceeds from issuance of common stock	25,107	26,737	42,511	46,888
Repurchases of common stock	(34,103)	(75,332)	(77,075)	(144,920)
Excess tax benefits from stock plans	246	485	5,381	9,880
Dividends paid	—	2	(40,276)	(34,161)
Distributions to noncontrolling interests	(1,009)	(772)	(1,009)	(879)
Purchases of noncontrolling interest	—	—	(2,122)	—

Net cash used in financing activities	(9,759)	(48,880)	(72,590)	(123,192)

Effect of exchange rate changes on cash	9,493	(26,041)	14,559	(13,474)

Increase (decrease) in cash and cash equivalents	31,287	(7,139)	206,241	121,750
Cash and cash equivalents at beginning of period	915,982	703,488	741,028	574,599

Cash and cash equivalents at end of period	$947,269	$696,349	$947,269	$696,349

Interest and taxes paid:
Interest	$317	20	$397	166
Income taxes	46,607	32,114	121,717	123,999

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	United States	Other North America	Latin America	Asia	Europe and Africa	Middle East and India	Australasia	Eliminations	Consolidated
Three months ended September 30, 2009
Revenues from unaffiliated customers	$246,066	32,214	16,552	516,897	147,354	60,269	17,975		1,037,327
Transfers between geographic areas	18,293	1,716	3,461	4,227	6,487	3,738	2,595	(40,517)	—

Total revenues	$264,359	33,930	20,013	521,124	153,841	64,007	20,570	(40,517)	1,037,327

Net revenues	$139,232	16,667	10,960	89,490	57,857	20,771	11,535		346,512
Operating income	$37,502	4,090	2,611	33,303	9,650	5,424	3,666		96,246
Identifiable assets	$1,135,327	73,500	37,216	435,584	376,050	121,079	35,518	2,613	2,216,887
Capital expenditures	$7,656	186	171	248	506	588	159		9,514
Depreciation and amortization	$5,048	358	245	1,868	1,593	646	165		9,923
Equity	$1,656,409	44,455	14,982	308,304	137,278	70,531	22,487	(734,491)	1,519,955

Three months ended September 30, 2008
Revenues from unaffiliated customers	$338,662	43,225	21,274	852,255	215,018	72,904	21,575		1,564,913
Transfers between geographic areas	30,807	2,883	4,327	5,624	11,966	4,757	2,307	(62,671)	—

Total revenues	$369,469	46,108	25,601	857,879	226,984	77,661	23,882	(62,671)	1,564,913

Net revenues	$166,045	19,199	14,069	119,309	74,089	23,270	13,146		429,127
Operating income	$40,847	4,586	3,700	58,111	16,804	6,867	4,481		135,396
Identifiable assets	$980,475	79,031	55,979	527,520	467,859	116,698	38,139	4,636	2,270,337
Capital expenditures	$9,219	658	171	9,861	3,748	925	49		24,631
Depreciation and amortization	$5,418	371	316	1,686	1,611	600	220		10,222
Equity	$1,488,514	40,254	26,464	397,491	175,093	57,088	25,735	(853,886)	1,356,753

Nine months ended September 30, 2009
Revenues from unaffiliated customers	$704,962	91,482	47,486	1,373,093	415,479	167,848	45,022		2,845,372
Transfers between geographic areas	54,847	5,340	9,972	11,863	19,086	11,005	7,448	(119,561)	—

Total revenues	$759,809	96,822	57,458	1,384,956	434,565	178,853	52,470	(119,561)	2,845,372

Net revenues	$399,614	47,718	32,645	275,680	165,623	61,229	30,565		1,013,074
Operating income	$95,483	11,512	8,691	107,424	26,417	15,362	9,758		274,647
Identifiable assets	$1,135,327	73,500	37,216	435,584	376,050	121,079	35,518	2,613	2,216,887
Capital expenditures	$19,268	477	582	1,259	1,847	1,486	417	—	25,336
Depreciation and amortization	$15,828	1,031	729	5,714	4,490	1,860	473	—	30,125
Equity	$1,656,409	44,455	14,982	308,304	137,278	70,531	22,487	(734,491)	1,519,955

Nine months ended September 30, 2008
Revenues from unaffiliated customers	$961,377	119,691	63,269	2,300,191	609,879	207,261	64,821		4,326,489
Transfers between geographic areas	81,953	7,579	11,060	16,364	33,725	13,293	6,599	(170,573)	—

Total revenues	$1,043,330	127,270	74,329	2,316,555	643,604	220,554	71,420	(170,573)	4,326,489

Net revenues	$470,573	53,882	39,246	322,738	212,148	64,223	37,970		1,200,780
Operating income	$102,254	11,779	10,499	152,878	46,600	17,580	12,341		353,931
Identifiable assets	$980,475	79,031	55,979	527,520	467,859	116,698	38,139	4,636	2,270,337
Capital expenditures	$20,022	1,848	940	16,371	7,042	2,532	402		49,157
Depreciation and amortization	$16,223	1,011	918	4,439	5,060	1,683	716		30,050
Equity	$1,488,514	40,254	26,464	397,491	175,093	57,088	25,735	(853,886)	1,356,753